Vanguard STAR® Fund

Supplement Dated April 8, 2019, to the Prospectus Dated February 26, 2019

Changes to Allocation of Underlying Fund Assets

As a result of the reorganization of Vanguard Morgan™ Growth Fund (Morgan Growth) with and into Vanguard U.S. Growth Fund (U.S. Growth), which was previously approved by the Funds’ Board of Trustees, changes to the underlying allocation of assets for Vanguard STAR Fund (STAR) are effective immediately.

STAR’s allocations of: Morgan Growth (6.0%) and U.S. Growth (6.1%) have been reallocated to U.S. Growth (12.1%) upon completion of the merger which closed on April 5, 2019. All other underlying asset allocations for STAR remain the same.

STAR’s investment objective, principal investment strategies, and principal risks are not expected to change.

Prospectus Text Changes

Under the “Security Selection” section in More on the Fund, the list of underlying Vanguard funds that STAR invests in is restated as follows:

•	Vanguard Windsor™ II Fund	14.2%
•	Vanguard U.S. Growth Fund	12.1%
•	Vanguard International Value Fund	9.3%
•	Vanguard International Growth Fund	9.3%
•	Vanguard Windsor™ Fund	7.7%
•	Vanguard PRIMECAP Fund	6.1%
•	Vanguard Explorer™ Fund	3.8%

All references to Morgan Growth and all other details and descriptions regarding Morgan Growth’s allocation in STAR found in the Prospectus are hereby deleted in their entirety.

© 2019 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

PS 56 042019